UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 15, 2004

NEXPRISE, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26811 (Commission File No.)	77-0465496 (I.R.S. Employer Identification No.)

5950 La Place Court, Suite 200
Carlsbad, CA 92008
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(760) 804-1333

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b)   Raj Tolani, NexPrise Vice President, Engineering, has decided to pursue opportunities outside of NexPrise. Mr. Tolani’s departure from NexPrise became effective October 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004

Nexprise, Inc.
By:	/s/ Jerome E. Natoli
Jerome E. Natoli
Chief Financial Officer

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